UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 10, 2005
                                (Date of report)

                         Cedric Kushner Promotions, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                  0-25563                      65-0648808
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)


                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019
                    (Address of principal executive offices)


                                 (212) 755-1944
                         (Registrant's telephone number,
                              including area code)


                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

     On February 10, 2005, Cedric Kushner Promotions, Inc. (the "Company") entered into a binding term sheet with Livingston Investments, LLC ("Livingston") and the Mackin Charitable Remainder Trust (the "Mackin Trust") pursuant to which the parties agreed to settle certain outstanding indebtedness of the Company and its subsidiaries due and owing and/or payable to Livingston and the Mackin Trust. Specifically, the parties agreed to settle the following:

     o The outstanding principal amount of a certain $1,000,000 Promissory Note dated March 15, 2002 owed by the Company's wholly-owned subsidiary, Cedric Kushner Boxing, Inc., to the Mackin Trust, together with all accrued and unpaid interest thereon;
     o Other additional loans totaling approximately $220,000 owed by the Company to Livingston and its affiliates, together with all accrued and unpaid interest thereon; and
     o All sums due and/or payable in the future by the Company to Livingston (totaling approximately $2,100,000) pursuant to a certain ten (10) year consulting agreement dated as of April 30, 2002 by and among the Company and its wholly-owned subsidiaries, Big Content, Inc., Cedric Kushner Promotions, Ltd. and Cedric Kushner Boxing, Inc., and Livingston Investments, LLC.

     Pursuant to the Term Sheet, the Company has agreed to pay the following amounts and issue the following securities to Livingston and/or the Mackin
Trust:

     o The Company will pay an aggregate of $335,000 in cash to Livingston and/or the Mackin Trust, which payments will be made in three (3) installments with a payment of $110,000 having been advanced on or about January 14, 2005, a second payment of not less than $110,000 to be made on March 1, 2005, and the remaining balance of the $335,000 to be paid on April 1, 2005;

     o The Company will issue to Livingston ten (10) year warrants (the "Warrants") to purchase an aggregate of 7,500,000 shares, exercisable at $0.10 per share, 1,5000,000 of which will vest on an annual basis commencing in 2006;
     o The Company will issue 800,000 shares of its common stock, par value $0.01 per share, to Livingston; and
     o The Company will grant English Distribution, LLC ("English Distribution") the exclusive right to license the electronic media rights to the boxing libraries owned by the Company's subsidiaries throughout the world (excluding the United States) for a three (3) year period. Pursuant to such license, English Distribution will be entitled to a twenty (20%) percent commission from the license fees received by English Distribution. 75% of the balance of the proceeds of any such license fees shall be paid to English Distribution and the remaining twenty-five (25%) percent of the shall be paid to the Company.

     The shares of common stock being issued to Livingston and the shares of common stock underlying the Warrants shall have piggy-back registration rights, as well as one demand registration rights in the event that the holder has not been able to utilize such piggy-back registration rights within 24 months from the date of Term Sheet. The Warrants will also provide that they may be exercised on a cashless basis. In addition, the Term Sheet shall accelerate upon certain events deemed to constitute a change in control of the Company, including reclassifications, change of outstanding securities, recapitalizations, separations, reorganizations, consolidations, mergers, partial or complete liquidations, or any sale or conveyance to another corporation of all or substantially all of the assets of the Company. Further, the number of shares of common stock to be received upon exercise of the Warrants will be adjusted upon the occurrence of certain events, such as stock dividends, , subdivisions and combinations.

     In consideration, and upon satisfaction, of the foregoing, Livingston and the Mackin Trust have agreed to (i) forgive the balance of the loans, (ii) release the security interest currently in place on the boxing film library owned by the Company's wholly-owned subsidiary, Big Content, Inc., (iii) terminate the Consulting Agreement and to forgive all payments currently due and to be due thereunder, (iv) waive any rights that they may have to accelerate the Consulting Agreement, and (v) pay the Company an amount equal to the proceeds from the sale, if any, by an affiliate of Livingston of 66,658 shares of the capital stock in M.P.I. Media Partners International BV, a Netherlands company engaged in television rights management as well as sponsorship and advertising rights management.

     On February 11, 2005, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.



Exhibit
Number                                     Description
--------------------------------------------------------------------------------
4.1 Term Sheet for Modification of Loan and Consulting Arrangements dated as of February 10, 2005 by and among Livingston Investments, LLC, Mackin Charitable Remainder Trust, Cedric Kushner Promotions, Inc., Cedric Kushner Promotions, Ltd. and Cedric Kushner Boxing, Inc.

99.1 Press Release of Cedric Kushner Promotions, Inc. dated February 11, 2005, announcing the settlement of the indebtedness pursuant to the Term Sheet for Modification of Loan and Consulting Arrangements.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cedric Kushner Promotions, Inc. (Registrant)

February 15, 2005



                             /s/ James DiLorenzo
                             -------------------
                             By: James DiLorenzo
                             Executive Vice President